SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 8, 2021 (March 2, 2021)

LINCOLNWAY ENERGY, LLC
(Exact Name of registrant as specified in its charter)

IOWA	000-51764	20-1118105
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

59511 W. Lincoln Highway, Nevada, Iowa	50201
(Address of Principal Executive Offices)	(Zip Code)

(515) 232-1010
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2021 Annual Meeting of Members of Lincolnway Energy, LLC (the “Company”) held March 2, 2021 (the “2021Annual Meeting”), the members voted on the following proposals which are further described in the Company’s 2021 Proxy Statement filed with the Securities and Exchange Commission on January 21, 2021 (the “2021 Proxy Statement”).

Proposal 1: The members approved, on an advisory basis, the executive compensation as described in the Company’s 2021 Proxy Statement.

Votes For	Votes Against	Abstentions
71,223	2,761	1,172

Proposal 2: The members voted to ratify the selection of RSM US LLP to act as the independent registered public accounting firm for the Company for the fiscal year ending September 30, 2021.

Votes For	Votes Against	Abstentions
73,346	1,299	511

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2021	LINCOLNWAY ENERGY, LLC

	By:	/s/ Jeff Kistner
Jeff Kistner
Interim Chief Financial Officer